THE WEITZ FUNDS

Value Fund Partners Value Fund Hickory Fund Partners III Opportunity Fund Balanced Fund Short-Intermediate Income Fund Government Money Market Fund

QUARTERLY REPORT June 30, 2006

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008 402-391-1980 800-304-9745 402-391-2125 FAX www.weitzfunds.com

THE WEITZ FUNDS

Seven Funds—One Investment Philosophy

          Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all seven of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

2

3

WEITZ EQUITY FUNDS

July 8, 2006

Dear Fellow Shareholder:

                The second quarter of 2006 was a good one for our Funds. It was also a period of considerable financial market volatility. Commodity prices gyrated. Emerging markets soared and then collapsed. The U.S. housing market cooled visibly and builders, developers, and home improvement retailers were weak. Investors over-reacted to every utterance of the new Fed Chairman and interest-sensitive stocks rose and fell accordingly.

                Interestingly, the first half economic news has been relatively good. Unemployment has remained low, GDP growth has been strong, etc. What seemed to change in early May was investors’ perception of well-being. The well-documented buildup of credit and liquidity risk in world capital markets was no longer tomorrow’s problem but today’s. Lenders seeking higher yields on loans have extended record amounts of credit to increasingly marginal borrowers. Credit derivatives and securitization of mortgages, corporate debt, and other assets have allowed borrowers to add multiple layers of leverage to their portfolios. Nobody knows whether the result of this excessive risk-taking will be isolated casualties or more generalized stress to the economy, but investors apparently decided to sell first and ask questions later.

                As a result, most market indexes declined in the 2nd quarter. As the table below shows, while our Funds (after deducting all expenses) showed positive results, the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies), were down for the quarter. Although it is gratifying to report positive short-term results, both in absolute and relative terms, we always find the five-year, ten-year, and longer results much more meaningful.

	Total Returns*		Average Annual Total Returns*

	3-Mos.	6-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value	2.6%	5.2%	4.7%	9.9%	3.8%	13.4%	14.3%	13.0%
Partners Value**	2.4	5.7	5.2	9.6	3.1	13.5	14.6	13.2
Hickory	0.8	5.5	4.9	16.0	4.8	12.0	N/A	N/A
Partners III**	1.5	4.0	2.5	13.5	8.3	14.4	15.9	13.7

S&P 500	-1.4	2.7	8.6	11.2	2.5	8.3	10.7	11.0
Russell 2000	-5.0	8.2	14.6	18.7	8.5	9.1	N/A	N/A
Nasdaq Composite	-7.0	-1.1	6.5	10.9	0.7	6.7	10.6	8.7

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends (except for the 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available) and all Fund performance numbers are calculated after deducting fees and expenses.

**	As of December 31, 1993, the Partners Value Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership and as of December 30, 2005, the Partners III Opportunity Fund succeeded to substantially all of the assets of Weitz Partners III Limited Partnership (together with Weitz Partners II Limit Partnership, the “Partnerships”). Wallace R.Weitz was the general partner and portfolio manager for the Partnerships and is portfolio manager for each of the Funds. Each Fund’s investment objectives, policies and restrictions are materially equivalent to those of the respective Partnerships. The performance information includes performance for the period before each Fund became an investment company registered with the Securities and Exchange Commission. During these periods, neither Partnership was registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If either Partnership had been registered under the 1940 Act during these periods, the respective Fund’s performance might have been adversely affected.
4

Investment Strategy

                In this increasingly risky environment, we have focused on companies that can (1) survive financial market upheaval and (2) take advantage of distress sales of assets. Happily, in this increasingly speculative market, large growth companies with very strong balance sheets (e.g. Wal-Mart, AIG) have been out of favor and available at prices that value investors are willing to pay. Thus, as we have upgraded the overall financial strength of our portfolios, we think we have also increased the upside potential for our Funds.

                As for companies with the capacity to take advantage of capital markets weakness, we start with Berkshire Hathaway. Berkshire holds over $42,000 per share in cash and bonds that is available for investment and Warren Buffett is equally at home buying individual securities and whole businesses. Washington Post, Redwood Trust, Liberty Capital, IAC/InterActive, and others have excess cash and borrowing power and have stated publicly that they are interested in acquiring securities and/or businesses if opportunities arise. Many of our other companies also have significant stock buyback programs in place and could be expected to be very aggressive purchasers of their own stock in a period of general market weakness.

                Implicit in this is the understanding that in periods of credit and liquidity crisis (actual or merely dreaded), stocks tend to move lower en masse. Our portfolios will not be immune. However, we believe that our long-term performance would be enhanced by the opportunities provided by volatile markets. If, on the other hand, the market never misses a beat and we have to settle for appreciation that mirrors the expected low double-digit growth in the business values of our companies, we can live with that.

Portfolio Review

                In the pages following this letter, you will find tables showing performance data, top 10 stock holdings and industry sectors, largest portfolio purchases and sales, largest contributors to the quarter’s results and a full listing of portfolio holdings for each Fund. These tables give a fairly complete account of portfolio activity during the quarter and status as of June 30. Most of the portfolio changes consisted of trimming or eliminating stocks as they approached our valuation targets (Harrah’s, Host Marriott, ITT Education) and adding to positions opportunistically on price weakness (AIG, Expedia, WellPoint). However, we did make two fairly significant portfolio additions—UnitedHealth and Dell Computer.

                UnitedHealth Group is a terrific business whose scale and sophisticated use of technology give it significant competitive advantages. It is growing rapidly and has been a Wall Street favorite (i.e. too expensive for us) for most of the last 10-15 years. We were able to buy it last year during a period of weakness when the threat of shrinking profit margins frightened investors. As those fears faded and the stock returned to our estimate of intrinsic value, we sold most of our shares. During the 2nd quarter of this year, a competitor’s disappointing results and investigations into UnitedHealth’s option granting practices led to a decline of over 30%. We believe that investors have over-reacted and that at $45, or 12-13 times 2007 earnings, the stock is very attractive.

                Dell is a new position for us (and one likely to raise eyebrows among our investors). We generally avoid technology stocks because of their very short product cycles and unpredictable future free cash flows, but we do not think Dell is a typical tech stock. Dell markets directly to consumers and assembles computers, monitors, printers and other hardware to order. As a result, it takes very little inventory risk and can change its product offerings on short notice.

                In recent quarters, Dell has faced improved competition from Hewlett Packard and others and has created problems for itself by skimping on telephone tech support for its customers. As a result, sales have slowed, margins have slipped and the company’s cost advantage over its competitors has narrowed. We believe Dell has addressed these problems and that its cost structure, balance sheet, returns on investment and strong management provide the company with significant and sustainable competitive advantages. The company generates prodigious amounts of cash and is currently deploying it in a massive stock buyback program. We believe the company is worth considerably more than the current price of $24.

5

                At the moment, we have more stock ideas than we have room for in our portfolios—and we like it that way. As mentioned earlier, we expect considerable volatility going forward, so our shareholders will need plenty of patience, but we feel good about the long-term prospects for our Funds.

                As I mentioned in the accompanying cover letter, effective August 1st Brad Hinton will join me as co-manager of the Value and Partners Value Funds. I have relied on Brad’s security analysis, good investment judgment, and common sense for a long time and this move merely formalizes the reality of our collaboration. Management of all of our Funds has always been a team effort, and although I hope to be leading this team for another 10-15 years, I would expect that Brad, Tom Carney, Jon Baker, Lori Kuhlmann, David Perkins, and Peter Supino will all be assuming more responsibility over time.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

6

(This page has been left blank intentionally.)
7

FUND PERFORMANCE — VALUE FUND

(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1996	18.7%	22.9%	–4.2%
Dec. 31, 1997	38.9	33.4	5.5
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
June 30, 2006 (6 months)	5.2	2.7	2.5

10-Year Cumulative Return ended June 30, 2006	253.0	122.3	130.7
10-Year Average Annual Compound Return ended June 30, 2006	13.4	8.3	5.1

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1996, through June 30, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2006 was 4.7%, 3.8% and 13.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

PORTFOLIO PROFILE — VALUE FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	8.1%	Media Content and Distribution	22.9%
Liberty Media	7.8	Mortgage Services	18.2
Countrywide Financial	6.8	Financial Services	15.6
Tyco International	5.9	Consumer Products and Services	14.3
Washington Post	4.8	Healthcare	6.8
Liberty Global	4.5	Diversified Industries	5.9
UnitedHealth Group	4.3	Telecommunications	3.9
Wal-Mart	4.2	Gaming, Lodging and Leisure	2.7
Fannie Mae	4.1	Technology	1.9
Redwood Trust	4.1	Short-Term Securities/Other	7.8

	54.6%		100.0%

* As of June 30, 2006

Largest Net Purchases and Sales for Quarter Ended June 30, 2006

Net Purchases ($mil)		Net Sales ($mil)

UnitedHealth Group	$122	Comcast	$106
Dell (new)	57	Washington Mutual	46
WellPoint	53	Anheuser-Busch (eliminated)	46
Expedia	30	Countrywide Financial	43
American International Group	28	Tyco International	30
		Other (net)	60
	$290
			$331

		Net Portfolio Sales	$41

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2006

Positive ($mil)		Negative ($mil)

Comcast	$38	Expedia	$(15)
Redwood Trust	15	American International Group	(11)
Countrywide Financial	12	Fannie Mae	(7)
News Corp	11	UnitedHealth Group	(5)
Liberty Global	8	IAC/InterActiveCorp	(4)

Other (net)	35
			$(42)

	$119

Net Portfolio Gains	$77

9

VALUE FUND

Schedule of Investments in Securities June 30, 2006 (Unaudited)

	Shares	Value

COMMON STOCKS — 92.2%

Media Content and Distribution — 22.9%

Newspaper, Television, Radio and Programming — 14.5%
The Washington Post Co. - CL B	171,300	$133,615,713
Liberty Media Corp. - Capital - Series A*	1,285,000	107,644,450
News Corp. - CL A	3,600,000	69,048,000
CBS Corp. - CL B	1,559,400	42,181,770
Discovery Holding Co. - Series A*	2,480,000	36,282,400
Cumulus Media, Inc. - CL A*	1,500,000	16,005,000

		404,777,333

Cable Television — 8.4%
Comcast Corp. - CL A*	3,260,800	106,758,592
Liberty Global, Inc. - Series C*	4,789,188	98,513,597
Liberty Global, Inc. - Series A*	1,271,416	27,335,444
Adelphia Communications Corp. - CL A* #	3,535,000	159,075

		232,766,708

		637,544,041

Mortgage Services — 18.2%

Originating and Investing — 12.9%
Countrywide Financial Corp.	5,000,000	190,400,000
Redwood Trust, Inc.†	2,330,000	113,773,900
Newcastle Investment Corp.	1,100,000	27,852,000
CBRE Realty Finance, Inc.# †	1,350,000	20,250,000
Opteum, Inc.	700,000	6,314,000

		358,589,900

Government Agency — 5.3%
Fannie Mae	2,400,000	115,440,000
Freddie Mac	588,700	33,561,787

		149,001,787

		507,591,687

Financial Services — 15.6%

Insurance — 11.9%
Berkshire Hathaway, Inc. - CL B*	72,000	219,096,000
Berkshire Hathaway, Inc. - CL A*	80	7,332,720
American International Group, Inc.	1,800,000	106,290,000

		332,718,720
10

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Banking — 3.7%
Washington Mutual, Inc.	1,300,000	$59,254,000
U.S. Bancorp	1,000,000	30,880,000
Wells Fargo & Co.	158,302	10,618,898
Hudson City Bancorp, Inc.	210,000	2,799,300

		103,552,198

		436,270,918

Consumer Products and Services — 14.3%

Retailing — 13.5%
Wal-Mart Stores, Inc.	2,450,000	118,016,500
Liberty Media Corp. - Interactive - Series A*	6,425,000	110,895,500
Expedia, Inc.*	5,100,000	76,347,000
IAC/InterActiveCorp*	2,650,040	70,199,560

		375,458,560

Education — 0.8%
Apollo Group, Inc. - CL A*	441,400	22,807,138

		398,265,698

Healthcare — Managed Care — 6.8%

UnitedHealth Group, Inc.	2,700,000	120,906,000
WellPoint, Inc.*	955,000	69,495,350

		190,401,350

Diversified Industries — 5.9%

Tyco International Ltd.	6,000,000	165,000,000

Telecommunications — 3.9%

Telephone and Data Systems, Inc. - Special	1,830,800	71,218,120
Telephone and Data Systems, Inc.	870,000	36,018,000

		107,236,120

Gaming, Lodging and Leisure — 2.7%

Host Hotels & Resorts, Inc.	3,000,000	65,610,000
Six Flags, Inc.*	1,574,500	8,848,690

		74,458,690

Technology — 1.9%

Dell, Inc.*	2,180,000	53,213,800

Total Common Stocks (Cost $2,059,817,007)		2,569,982,304
11

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 7.9%

Wells Fargo Advantage Government Money Market Fund 5.0%(a)	45,911,474	$45,911,474
Milestone Treasury Obligations Portfolio 4.9%(a)	44,295,427	44,295,427
U.S. Treasury Bill 4.805% 7/20/06(b)	$131,000,000	130,733,939

Total Short-Term Securities (Cost $220,882,242)		220,940,840

Total Investments in Securities (Cost $2,280,699,249)		2,790,923,144
Other Assets Less Other Liabilities — (0.1%)		(2,124,530)

Net Assets — 100%		$2,788,798,614

Net Asset Value Per Share		$36.78

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2006.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.
12

(This page has been left blank intentionally.)
13

FUND PERFORMANCE — PARTNERS VALUE FUND

(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1996	19.2%	22.9%	–3.7%
Dec. 31, 1997	40.6	33.4	7.2
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
June 30, 2006 (6 months)	5.7	2.7	3.0

10-Year Cumulative Return ended June 30, 2006	255.5	122.3	133.2
10-Year Average Annual Compound Return ended June 30, 2006	13.5	8.3	5.2

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1996, through June 30, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2006 was 5.2%, 3.1% and 13.5%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

PORTFOLIO PROFILE — PARTNERS VALUE FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	7.8%	Media Content and Distribution	22.5%
Liberty Media	7.7	Financial Services	16.9
Countrywide Financial	7.0	Consumer Products and Services	16.6
Tyco International	5.8	Mortgage Services	14.6
UnitedHealth Group	5.0	Healthcare	7.4
Washington Post	4.8	Diversified Industries	5.8
Wal-Mart	4.5	Telecommunications	3.8
Liberty Global	4.2	Gaming, Lodging and Leisure	2.5
Fannie Mae	4.0	Technology	1.9
American International Group	3.9	Commercial Services	0.2
		Short-Term Securities/Other	7.8
	54.7%
			100.0%

* As of June 30, 2006

Largest Net Purchases and Sales for Quarter Ended June 30, 2006

Net Purchases ($mil)		Net Sales ($mil)

UnitedHealth Group (new)	$92	Comcast	$68
WellPoint (new)	42	Washington Mutual	29
Dell (new)	37	Harrah’s Entertainment (eliminated)	28
American International Group	20	Hilton Hotels (eliminated)	27
Expedia	19	Tyco International	22
		Other (net)	114
	$210
			$288

		Net Portfolio Sales	$78

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2006

Positive ($mil)		Negative ($mil)

Comcast	$24	Expedia	$(10)
Countrywide Financial	7	American International Group	(7)
Redwood Trust	7	Fannie Mae	(4)
News Corp	7	IAC/InterActiveCorp	(3)
Liberty Global	5	UnitedHealth Group	(3)
Other (net)	24
			$(27)
	$74

Net Portfolio Gains	$47

15

PARTNERS VALUE FUND

Schedule of Investments in Securities June 30, 2006 (Unaudited)

	Shares	Value

COMMON STOCKS — 92.2%

Media Content and Distribution — 22.5%

Newspaper, Television, Radio and Programming — 14.4%
The Washington Post Co. - CL B	111,300	$86,815,113
Liberty Media Corp. - Capital - Series A*	815,000	68,272,550
News Corp. - CL A	2,300,000	44,114,000
CBS Corp. - CL B	1,014,000	27,428,700
Discovery Holding Co. - Series A*	1,844,758	26,988,809
Daily Journal Corp.* †	116,000	4,408,000

		258,027,172

Cable Television — 8.1%
Liberty Global, Inc. - Series C*	3,085,342	63,465,485
Liberty Global, Inc. - Series A*	590,300	12,691,450
Comcast Corp. - CL A*	1,100,000	36,014,000
Comcast Corp. - CL A Special*	1,000,000	32,780,000
Adelphia Communications Corp. - CL A* #	2,310,000	103,950

		145,054,885

		403,082,057

Financial Services — 16.9%

Insurance — 11.7%
Berkshire Hathaway, Inc. - CL B*	34,000	103,462,000
Berkshire Hathaway, Inc. - CL A*	400	36,663,600
American International Group, Inc.	1,200,000	70,860,000

		210,985,600

Banking — 5.2%
Washington Mutual, Inc.	850,000	38,743,000
North Fork Bancorporation, Inc.	900,000	27,153,000
U.S. Bancorp	800,000	24,704,000
Hudson City Bancorp, Inc.	161,000	2,146,130

		92,746,130

		303,731,730

Consumer Products and Services — 16.6%

Retailing — 15.0%
Wal-Mart Stores, Inc.	1,660,000	79,962,200
Liberty Media Corp. - Interactive - Series A*	4,075,000	70,334,500
Expedia, Inc.*	3,200,000	47,904,000
IAC/InterActiveCorp*	1,713,000	45,377,370
Cabela’s, Inc. - CL A*	1,350,000	26,001,000

		269,579,070

Education — 0.8%
Apollo Group, Inc. - CL A*	270,000	13,950,900

16

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Consumer Goods — 0.8%
Anheuser-Busch Cos., Inc.	300,000	$13,677,000

		297,206,970

Mortgage Services — 14.6%

Originating and Investing — 10.0%
Countrywide Financial Corp.	3,300,000	125,664,000
Redwood Trust, Inc.	1,100,000	53,713,000

		179,377,000

Government Agency — 4.6%
Fannie Mae	1,500,000	72,150,000
Freddie Mac	192,300	10,963,023

		83,113,023

		262,490,023

Healthcare — Managed Care — 7.4%

UnitedHealth Group, Inc.	2,000,000	89,560,000
WellPoint, Inc.*	605,000	44,025,850

		133,585,850

Diversified Industries — 5.8%

Tyco International Ltd.	3,800,000	104,500,000

Telecommunications — 3.8%

Telephone and Data Systems, Inc. - Special	1,595,300	62,057,170
Telephone and Data Systems, Inc.	125,785	5,207,499

		67,264,669

Gaming, Lodging and Leisure — 2.5%

Host Hotels & Resorts, Inc.	1,900,000	41,553,000
Six Flags, Inc.*	564,600	3,173,052

		44,726,052

Technology — 1.9%

Dell, Inc.*	1,415,000	34,540,150

Commercial Services — 0.2%

Coinstar, Inc.*	142,883	3,420,619

Total Common Stocks (Cost $1,309,781,778)		1,654,548,120
17

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 8.0%

Wells Fargo Advantage Government Money Market Fund 5.0%(a)	41,778,927	$41,778,927
Milestone Treasury Obligations Portfolio 4.9%(a)	44,378,505	44,378,505
U.S. Treasury Bill 4.797% 7/20/06(b)	$57,000,000	56,884,233

Total Short-Term Securities (Cost $143,016,330)		143,041,665

Total Investments in Securities (Cost $1,452,798,108)		1,797,589,785
Other Liabilities in Excess of Other Assets — (0.2%)		(2,511,111)

Net Assets — 100%		$1,795,078,674

Net Asset Value Per Share		$23.12

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2006.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.
18

(This page has been left blank intentionally.)
19

FUND PERFORMANCE — HICKORY FUND

(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1996	35.4%	22.9%	12.5%
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
June 30, 2006 (6 months)	5.5	2.7	2.8

10-Year Cumulative Return ended June 30, 2006	211.8	122.3	89.5
10-Year Average Annual Compound Return ended June 30, 2006	12.0	8.3	3.7

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1996, through June 30, 2006, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended June 30, 2006 was 4.9%, 4.8% and 12.0%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

PORTFOLIO PROFILE — HICKORY FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Redwood Trust	8.7%	Consumer Products and Services	26.3%
Liberty Media	7.7	Mortgage Services	23.3
Berkshire Hathaway	6.9	Media Content and Distribution	16.5
Countrywide Financial	6.5	Healthcare	7.2
Cabela’s	5.1	Insurance	6.9
Tyco International	4.7	Diversified Industries	4.7
Cumulus Media	4.7	Commercial Services	4.5
UnitedHealth Group	4.3	Telecommunications	3.3
Liberty Global	3.9	Gaming, Lodging and Leisure	2.4
Fannie Mae	3.9	Technology	1.9
		Short-Term Securities/Other	3.0
	56.4%
			100.0%

* As of June 30, 2006

Largest Net Purchases and Sales for Quarter Ended June 30, 2006

Net Purchases ($mil)		Net Sales ($mil)

UnitedHealth Group (new)	$14.6	Comcast	$11.7
Six Flags	7.5	Wal-Mart	9.1
Dell (new)	6.5	Countrywide Financial	8.1
Mohawk Industries (new)	5.9	ITT Educational Services (eliminated)	7.3
Expedia	5.6	Tyco International	6.8
		Other (net)	3.2
	$40.1
			$46.2

		Net Portfolio Sales	$6.1

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2006

Positive ($mil)		Negative ($mil)

Redwood Trust	$3.7	Expedia	$(2.1)
Comcast	3.3	Cabela's	(1.1)
Countrywide Financial	1.4	Coinstar	(1.0)
Liberty Global	1.0	AutoZone	(0.9)
Liberty Media	0.9	Six Flags	(0.9)
		Other (net)	(0.8)
	$10.3
			$(6.8)

Net Portfolio Gains	$3.5

21

HICKORY FUND

Schedule of Investments in Securities June 30, 2006 (Unaudited)

	Shares	Value

COMMON STOCKS — 97.0%

Consumer Products and Services — 26.3%

Retailing— 20.4%
Cabela’s, Inc. - CL A*	855,000	$16,467,300
Liberty Media Corp. - Interactive - Series A*	725,000	12,513,500
Expedia, Inc.*	818,000	12,245,460
IAC/InterActiveCorp*	320,000	8,476,800
Wal-Mart Stores, Inc.	150,000	7,225,500
AutoZone, Inc.*	80,000	7,056,000
Cost Plus, Inc.*	110,000	1,612,600

		65,597,160

Education — 4.1%
Corinthian Colleges, Inc.*	475,600	6,829,616
Apollo Group, Inc. - CL A*	64,000	3,306,880
Career Education Corp.*	100,000	2,989,000

		13,125,496

Consumer Goods — 1.8%
Mohawk Industries, Inc.*	80,000	5,628,000

		84,350,656

Mortgage Services — 23.3%

Originating and Investing — 19.4%
Redwood Trust, Inc.	570,000	27,833,100
Countrywide Financial Corp.	550,000	20,944,000
CBRE Realty Finance, Inc.#	450,000	6,750,000
Newcastle Investment Corp.	260,000	6,583,200

		62,110,300

Government Agency — 3.9%
Fannie Mae	260,000	12,506,000

		74,616,300

Media Content and Distribution — 16.5%

Newspaper, Television, Radio and Programming — 10.5%
Cumulus Media, Inc. - CL A*	1,400,000	14,938,000
Liberty Media Corp. - Capital - Series A*	145,000	12,146,650
CBS Corp. - CL B	250,000	6,762,500

		33,847,150
22

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Cable Television — 6.0%
Liberty Global, Inc. - Series C*	615,748	$12,665,936
Comcast Corp. - CL A Special*	200,000	6,556,000

		19,221,936

		53,069,086

Healthcare — 7.2%

Managed Care — 6.0%
UnitedHealth Group, Inc.	310,000	13,881,800
WellPoint, Inc.*	75,000	5,457,750

		19,339,550

Suppliers and Distributors — 1.2%
Omnicare, Inc.	80,000	3,793,600

		23,133,150

Insurance — 6.9%

Berkshire Hathaway, Inc. - CL A*	240	21,998,160

Diversified Industries — 4.7%

Tyco International Ltd.	550,000	15,125,000

Commercial Services — 4.5%

Coinstar, Inc.*	500,000	11,970,000
Convera Corp.* #	370,000	2,486,400

		14,456,400

Telecommunications — 3.3%

Telephone and Data Systems, Inc. - Special	214,100	8,328,490
Lynch Interactive Corp.* #	1,005	2,241,150

		10,569,640

Gaming, Lodging and Leisure — 2.4%

Six Flags, Inc.*	1,350,000	7,587,000

Technology — 1.9%

Dell, Inc.*	250,000	6,102,500

Total Common Stocks (Cost $294,279,763)		311,007,892
23

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 1.8%

Wells Fargo Advantage Government Money Market Fund 5.0%(a)
(Cost $5,837,336)	5,837,336	$5,837,336

Total Investments in Securities (Cost $300,117,099)		316,845,228
Other Assets Less Other Liabilities — 1.2%		3,952,624

Net Assets — 100%		$320,797,852

Net Asset Value Per Share		$34.48

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2006.
24

(This page has been left blank intentionally.)
25

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”). Partners III succeeded to substantially all of the assets of the Partnership, a Nebraska investment limited partnership as of December 30, 2005. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for Partners III. The investment objectives, policies, guidelines and restrictions of Partners III are materially equivalent to those of the Partnership.

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1996	25.0%	22.9%	2.1%
Dec. 31, 1997	37.1	33.4	3.7
Dec. 31, 1998	10.9	28.6	–17.7
Dec. 31, 1999	10.6	21.0	–10.4
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	–5.6
June 30, 2006 (6 months)	4.0	2.7	1.3

10-Year Cumulative Return ended June 30, 2006	284.3	122.3	162.0
10-Year Average Annual Compound Return ended June 30, 2006	14.4	8.3	6.1

This chart depicts the change in the value of a $500,000 investment in Partners III for the period March 31, 1996, through June 30, 2006 as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The average annual total return of Partners III for the one, five and ten year periods ended June 30, 2006 was 2.5%, 8.3% and 14.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. The performance data presented includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, Partners III was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If Partners III had been registered under the 1940 Act during this time period, the performance of Partners III might have been adversely affected. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Redwood Trust	8.5%	Consumer Products and Services	25.6%
Berkshire Hathaway	7.8	Mortgage Services	22.0
Countrywide Financial	7.1	Media Content and Distribution	19.9
Tyco International	6.1	Financial Services	11.0
Liberty Media	5.8	Healthcare	7.4
Cumulus Media	4.7	Diversified Industries	6.1
Liberty Global	4.6	Commercial Services	5.0
Cabela’s	4.5	Gaming, Lodging and Leisure	4.4
Fannie Mae	4.5	Telecommunications	2.9
UnitedHealth Group	4.3	Technology	1.8

	57.9%	Total Long Positions	106.1
		Securities Sold Short	(16.6)

* Percentage of net assets as of June 30, 2006		Net Long Positions	89.5
		Short Proceeds/Other	10.5

			100.0%

Largest Net Purchases and Sales for Quarter Ended June 30, 2006

Net Purchases ($mil)		Net Sales ($mil)

UnitedHealth Group	$10.2	Hudson City Bancorp	$8.1
Six Flags	7.8	ITT Educational Services (eliminated)	5.1
Dell (new)	5.2	Comcast	4.9
Mohawk Industries (new)	5.2	Countrywide Financial	2.8
Expedia	5.0	Harrah’s Entertainment (eliminated)	2.8
Other (net)	9.5
			$23.7
	$42.9

Net Portfolio Purchases	$19.2

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2006

Positive ($mil)		Negative ($mil)

Redwood Trust	$3.1	Expedia	$(1.7)
Comcast	2.9	UnitedHealth Group	(0.8)
Short Positions	1.9	Cabela’s	(0.8)
Countrywide Financial	0.9	Fannie Mae	(0.8)
Liberty Global	0.9	Six Flags	(0.7)
		Other (net)	(0.5)
	$9.7
			$(5.3)

Net Portfolio Gains	$4.4

27

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities June 30, 2006 (Unaudited)

	Shares	Value

COMMON STOCKS - 106.1%

Consumer Products and Services — 25.6%

Retailing - 20.5%
Cabela's, Inc. - CL A*	625,000	$12,037,500
Wal-Mart Stores, Inc.	240,000	11,560,800
Expedia, Inc.*	722,600	10,817,322
Liberty Media Corp. - Interactive - Series A*	460,000	7,939,600
IAC/InterActiveCorp*	270,000	7,152,300
AutoZone, Inc.*	50,000	4,410,000
Cost Plus, Inc.*	90,000	1,319,400

		55,236,922

Education - 3.3%
Corinthian Colleges, Inc.*	310,600	4,460,216
Apollo Group, Inc. - CL A*	51,000	2,635,170
Career Education Corp.*	60,000	1,793,400

		8,888,786

Consumer Goods - 1.8%
Mohawk Industries, Inc.*	70,000	4,924,500

		69,050,208

Mortgage Services - 22.0%

Originating and Investing — 17.5%
Redwood Trust, Inc.	470,000	22,950,100
Countrywide Financial Corp.	505,000	19,230,400
Newcastle Investment Corp.	200,000	5,064,000

		47,244,500

Government Agency - 4.5%
Fannie Mae	250,000	12,025,000

		59,269,500

Media Content and Distribution - 19.9%

Newspaper, Television, Radio and Programming - 11.7%
Cumulus Media, Inc. - CL A*	1,200,000	12,804,000
Liberty Media Corp. - Capital - Series A*	92,000	7,706,840
The Washington Post Co. - CL B	7,000	5,460,070
CBS Corp. - CL B	200,000	5,410,000

		31,380,910
28

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Cable Television - 8.2%
Liberty Global, Inc. - Series C*	552,599	$11,366,962
Liberty Global, Inc. - Series A*	45,816	985,044
Comcast Corp. - CL A*	300,000	9,822,000

		22,174,006

		53,554,916

Financial Services - 11.0%

Insurance - 10.0%
Berkshire Hathaway, Inc. - CL A*	130	11,915,670
Berkshire Hathaway, Inc. - CL B*	3,000	9,129,000
American International Group, Inc.	100,000	5,905,000

		26,949,670

Banking - 1.0%
Hudson City Bancorp, Inc.	210,000	2,799,300

		29,748,970

Healthcare - 7.4%

Managed Care - 6.0%
UnitedHealth Group, Inc.	260,000	11,642,800
WellPoint, Inc.*	60,000	4,366,200

		16,009,000

Suppliers and Distributors — 1.4%
Omnicare, Inc.	80,000	3,793,600

		19,802,600

Diversified Industries - 6.1%

Tyco International Ltd.	600,000	16,500,000

Commercial Services - 5.0%

Coinstar, Inc.*	400,000	9,576,000
Convera Corp.* #	300,000	2,016,000
Intelligent Systems Corp.* # †	883,999	1,790,098
Continental Resources* #	700	140,000

		13,522,098
29

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Gaming, Lodging and Leisure - 4.4%

Six Flags, Inc.*	1,350,000	$7,587,000
Host Hotels & Resorts, Inc.	200,000	4,374,000

		11,961,000

Telecommunications - 2.9%

Telephone and Data Systems, Inc. - Special	202,500	7,877,250

Technology - 1.8%

Dell, Inc.*
Total Common Stocks (Cost $253,894,988)	200,000	4,882,000

		286,168,542

SHORT-TERM SECURITIES - 0.0%

Wells Fargo Advantage Government Money Market Fund 5.0%(a)
(Cost $3,338)	3,338	3,338

Total Investments in Securities (Cost $253,898,326)		286,171,880
Securities Sold Short - (16.6%)		(44,690,000
Other Assets Less Other Liabilities - 10.5%		28,335,537

Net Assets - 100%		$269,817,417

Net Asset Value Per Share		$10.25

SECURITIES SOLD SHORT

Ishares Russell 2000 Value	200,000	$(14,474,000)
Ishares Russell 2000	200,000	(14,340,000)
Midcap SPDR Trust Series 1	100,000	(13,938,000)
Nasdaq 100 Shares	50,000	(1,938,000)

Total Securities Sold Short (proceeds $44,008,703)		$(44,690,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2006.
30

(This page has been left blank intentionally.)
31

BALANCED FUND

July 10, 2006

Dear Fellow Shareholder:

                The Balanced Fund had a modest but respectable quarter in a turbulent market. The Fund’s total return for the second quarter was +0.3% versus -0.8% for our primary benchmark, the Blended Index†. Year-to-date the Fund’s return is 3.0% versus 1.6% for the Blended Index†.

                The table below shows the results of the Balanced Fund over various time periods through June 30, 2006, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*		Average Annual Total Returns*

	3-Mos.	6-Mos.	1-Year	2-Year	Since Inception

Balanced Fund	0.3%	3.0%	3.2%	7.1%	7.4%

Blended Index†	-0.8	1.6	5.1	5.4	7.4
S&P 500	-1.4	2.7	8.6	7.5	11.2
Lehman Brothers Intermediate U.S. Government/Credit Index	0.2	-0.2	-0.2	2.3	1.6

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends and the Fund performance numbers are calculated after deducting fees and expenses.

†	The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Portfolio Review

                We were net buyers of stocks again in the second quarter. The market sell-off in May and early June led to a handful of opportunities. We added to positions in several companies such as UnitedHealth Group, WellPoint and IAC/InterActiveCorp. Other purchases included a few new (or revisited) stocks including AIG, Dell and Omnicare. The Fund’s resulting asset allocation is 63% common stocks and 37% bonds and short-term securities.

                UnitedHealth Group  is a leading provider of health benefit solutions through network-based health care services as well as a variety of specialized care and information-based services. The company has a deep and experienced management team, strong market positions, information advantages developed through years of technology investments, and scalable platforms that enable efficient and profitable growth. United’s discrete businesses have multiple revenue streams that grow organically with little capital. The company generates tremendous free cash flow, which management has invested wisely to compound per share value at a high rate.

                UnitedHealth’s stock fell this quarter on concerns about industry pricing discipline and profit margins in the risk-based business lines. The decline was exacerbated by investigations into the company’s stock-option granting practices. While these issues aren’t trivial, at $45 the stock trades far below our estimate of intrinsic value. With the potential to double over the next 3-5 years, UnitedHealth is now one of the Fund’s ten largest equity positions.

                AIG  has long been a global insurance powerhouse, with diverse operations in commercial, industrial and personal lines insurance, life insurance and retirement services, aircraft leasing, asset management and consumer

32

finance. After a difficult year of natural catastrophes and widely reported internal problems, the company has emerged with a still rock-solid balance sheet, improved corporate governance and an impressive array of growth opportunities around the world. Short-term results will continue to be lumpy by nature, but at $59 this growing, global franchise is available at roughly 11 times our estimate of core earnings power.

                We also purchased an initial position in Dell, Inc. during the quarter. Dell is the world’s leading seller of personal computer systems. Other products include monitors, printers, servers and networking equipment, software and storage. Tech is often seen as a four-letter word in value investing circles, but Dell is a slightly different animal. The company’s competitive advantages sound almost mundane: low-cost product assembly, highly efficient direct distribution and brand development/marketing. At its core Dell is a user of technology created (and largely funded) by others. Short product cycles and continuous innovation, the bane of conventional technology companies, in many ways feed Dell’s business model rather than detract from it.

                To be sure, Dell isn’t the untouchable juggernaut it was once perceived to be. Competitors have gained ground, Dell has stumbled on the service side, and more of the company’s future growth will come from newer and less certain geographies and products. Recent earnings have disappointed, and the stock is down nearly 40% in the last year. As Dell works through these challenges, the business continues to generate substantial free cash flow. The balance sheet is in superb shape, and management is shrinking the share base by buying back stock. We think Dell’s per share business value is well above today’s stock price and should grow at a healthy rate over time.

                Bonds delivered modest returns again in the second quarter as coupon income was largely offset by price declines (rising interest rates) across the maturity spectrum. Yields on Treasuries of all maturities now exceed 5%, providing the most balanced risk/reward profile since the Fund’s inception nearly three years ago. The Fund’s bond investments remain focused primarily on shorter-term (2-5 years) and higher quality issues. The incremental return for bonds with credit risk still appears inadequate, reflecting continued investor complacency and benign current economic conditions.

                We think the convertible preferred stock of regional theme park operator Six Flags is an exception. The security has equity-like expected returns with an equity-like risk profile. The convertible feature is nearly worthless, so the security trades more like a discount subordinated bond with a 13% yield to the mandatory redemption date (August 2009). Six Flags is financially challenged but not distressed. The company has a new management team, a new operating strategy and an old debt problem. The operations won’t turn around overnight, but in the meantime management is exploring asset sales to chip away at the debt load. Modest improvements to the company’s financial profile would materially improve the security’s already acceptable risk/return profile.

Outlook

                We like what we own, and the long-term outlook for the Fund is encouraging. Our companies on balance are well capitalized with strong competitive positions, and their stocks trade at reasonably cheap prices. The Fund’s high-quality, short-term bonds now offer decent return potential as well. Many companies on our watch list are getting cheaper, so the pool of new idea candidates is growing.

                Some bumps in the road are likely. Initial signs of stress may be appearing in corners of the economy. In any environment our focus will continue to be on the multi-year potential of the portfolio, which appears favorable. Thank you for your continued support.

Regards,

Bradley P. Hinton
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

33

PORTFOLIO PROFILE — BALANCED FUND

(Unaudited)

Common Stock Allocation

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	3.4%	Consumer Products and Services	16.3%
Cabela’s	3.3	Media Content and Distribution	12.0
Countrywide Financial	3.2	Mortgage Services	10.2
Liberty Media	3.2	Financial Services	9.6
Redwood Trust	2.9	Healthcare	6.3
Tyco International	2.5	Commercial Services	3.4
Wal-Mart	2.5	Diversified Industries	2.5
Coinstar	2.2	Technology	1.3
Liberty Global	2.2	Telecommunications	1.2
UnitedHealth Group	2.1
		Total Common Stocks	62.8%
	27.5%

		U.S. Treasury and Government Agency	22.2%
		Short-Term Securities/Other	6.6
		Corporate Bonds	3.8
		Mortgage-Backed Securities	3.2
		Convertible Preferred Stocks	1.0
		Taxable Municipal Bonds	0.4

		Total Bonds & Short-Term Securities	37.2%

* As of June 30, 2006

Largest Net Contributions to Investment Results for Quarter Ended June 30, 2006

Positive (000’s)		Negative (000’s)

Comcast	$392	Expedia	$(185)
Redwood Trust	244	UnitedHealth Group	(177)
News Corp	135	Career Education	(165)
Countrywide Financial	99	Cabela’s	(127)
Omnicare	97	Mohawk Industries	(95)
		Other (net)	(52)
	$967
			$(801)

Net Portfolio Gains	$166

34

BALANCED FUND

Schedule of Investments in Securities
June 30, 2006
(Unaudited)

	Shares	Value

COMMON STOCKS — 62.8%

Consumer Products and Services — 16.3%

Retailing — 10.9%
Cabela’s, Inc. - CL A*	111,000	$2,137,860
Wal-Mart Stores, Inc.	33,000	1,589,610
IAC/InterActiveCorp*	46,000	1,218,540
Liberty Media Corp. - Interactive - Series A*	57,500	992,450
AutoZone, Inc.*	7,000	617,400
Expedia, Inc.*	35,000	523,950

		7,079,810
Education — 3.3%
Corinthian Colleges, Inc.*	59,000	847,240
Apollo Group, Inc - CL A*	13,000	671,710
Career Education Corp.*	21,000	627,690

		2,146,640
Consumer Goods — 2.1%
Mohawk Industries, Inc.*	12,000	844,200
Diageo PLC - Sponsored ADR	7,500	506,625

		1,350,825

		10,577,275

Media Content and Distribution — 12.0%

Newspaper, Television, Radio and Programming — 8.3%
Cumulus Media, Inc. - CL A*	105,000	1,120,350
Liberty Media Corp. - Capital - Series A*	13,000	1,089,010
The Washington Post Co. - CL B	1,200	936,012
News Corp. - CL A	45,000	863,100
CBS Corp. - CL B	27,500	743,875
Viacom, Inc. - CL B	10,000	358,400
Discovery Holding Co. - Series A*	16,500	241,395

		5,352,142
Cable Television — 3.7%
Liberty Global, Inc. - Series C*	69,075	1,420,873
Comcast Corp. - CL A*	30,000	982,200

		2,403,073

		7,755,215
35

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage Services — 10.2%

Originating and Investing — 7.3%
Countrywide Financial Corp.	55,000	$2,094,400
Redwood Trust, Inc.	38,000	1,855,540
Newcastle Investment Corp.	30,000	759,600

		4,709,540

Government Agency — 2.9%
Fannie Mae	23,300	1,120,730
Freddie Mac	14,000	798,140

		1,918,870

		6,628,410

Financial Services — 9.6%

Insurance — 5.5%
Berkshire Hathaway, Inc. - CL B*	730	2,221,390
American International Group, Inc.	22,500	1,328,625

		3,550,015

Banking — 4.1%
Wells Fargo & Co.	11,000	737,880
Hudson City Bancorp, Inc.	55,000	733,150
Citigroup, Inc.	15,000	723,600
U.S. Bancorp	14,000	432,320

		2,626,950

		6,176,965

Healthcare — 6.3%

Managed Care — 4.0%
UnitedHealth Group, Inc.	30,000	1,343,400
WellPoint, Inc.*	17,500	1,273,475

		2,616,875

Suppliers and Distributors — 1.2%
Omnicare, Inc.	16,000	758,720

Providers — 1.1%
Laboratory Corporation of America Holdings*	11,500	715,645

		4,091,240
Commercial Services — 3.4%

Coinstar, Inc.*	60,000	1,436,400
First Data Corp.	17,000	765,680

		2,202,080
36

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Diversified Industries — 2.5%

Tyco International Ltd.	58,500	$1,608,750

Technology — 1.3%

Dell, Inc.*	35,000	854,350

Telecommunications — 1.2%

Telephone and Data Systems, Inc. - Special	20,000	778,000

Total Common Stocks (Cost $38,529,521)		40,672,285

CONVERTIBLE PREFERRED STOCKS — 1.0%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	648,000

CORPORATE BONDS — 3.8%

Telephone and Data Systems, Inc. 7.0% 8/01/06	$500,000	500,215
Liberty Media Corp. 3.5% 9/25/06	125,000	124,875
Wells Fargo & Co. 4.125% 3/10/08	600,000	585,493
The Washington Post Co. 5.5% 2/15/09	755,000	748,702
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	283,353
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	231,456

Total Corporate Bonds (Cost $2,521,478)		2,474,094

MORTGAGE-BACKED SECURITIES — 3.2%(c)

Federal Agency CMO and REMIC — 3.2%

Fannie Mae 4.25% 6/25/33 (1.4 years)	166,093	162,796
Freddie Mac 4.5% 7/15/27 (3.4 years)	750,000	723,872
Fannie Mae 4.5% 11/25/14 (3.4 years)	460,000	446,907
Freddie Mac 4.5% 1/15/10 (3.4 years)	750,000	726,546

Total Mortgage-Backed Securities (Cost $2,099,604)		2,060,121
37

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

TAXABLE MUNICIPAL BONDS — 0.4%

University of California 4.85% 5/15/13 (Cost $297,403)	$300,000	$284,853

U.S. TREASURY AND GOVERNMENT AGENCY — 22.2%

U.S. Treasury — 19.3%

U.S. Treasury Note 3.5% 11/15/06	300,000	298,184
U.S. Treasury Note 3.75% 3/31/07	500,000	494,531
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,968,672
U.S. Treasury Note 3.0% 11/15/07	300,000	291,363
U.S. Treasury Note 3.375% 2/15/08	1,250,000	1,215,333
U.S. Treasury Note 3.75% 5/15/08	1,250,000	1,218,800
U.S. Treasury Note 3.125% 10/15/08	300,000	287,133
U.S. Treasury Note 3.0% 2/15/09	400,000	379,313
U.S. Treasury Note 2.625% 3/15/09	1,500,000	1,406,778
U.S. Treasury Note 3.625% 7/15/09	500,000	479,277
U.S. Treasury Note 6.5% 2/15/10	400,000	418,047
U.S. Treasury Note 4.0% 3/15/10	1,750,000	1,685,675
U.S. Treasury Note 5.0% 2/15/11	400,000	399,141
U.S. Treasury Note 5.0% 8/15/11	500,000	498,653
U.S. Treasury Note 4.375% 8/15/12	1,000,000	962,266
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	545,105	526,325

		12,529,491

Government Agency — 2.9%

Fannie Mae 4.25% 12/21/07	400,000	393,168
Federal Home Loan Bank 3.55% 4/15/08	500,000	483,972
Freddie Mac 4.0% 4/28/09	240,000	231,255
Fannie Mae 4.01% 10/21/09	400,000	383,009
Federal Home Loan Bank 4.16% 12/08/09	400,000	384,688

		1,876,092

Total U.S. Treasury and Government Agency (Cost $14,800,655)		14,405,583
38

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

SHORT-TERM SECURITIES — 6.4%

Wells Fargo Advantage Government Money Market Fund 5.0%(a)	2,147,488	$2,147,488
Federal Home Loan Bank Discount Note 5.389% 9/22/06(b)	$2,000,000	1,976,578

Total Short-Term Securities (Cost $4,123,280)		4,124,066

Total Investments in Securities (Cost $63,070,936)		64,669,002
Other Assets Less Other Liabilities — 0.2%		107,719

Net Assets — 100%		$64,776,721

Net Asset Value Per Share		$11.12

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at June 30, 2006.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
39

SHORT-INTERMEDIATE INCOME FUND AND GOVERNMENT MONEY MARKET FUND

July 12, 2006

Dear Fellow Shareholder:

Short-Intermediate Income Fund Overview

                The name of the Fixed Income Fund has been changed to the Short-Intermediate Income Fund. Our Fixed Income Fund has always been managed conservatively and the average maturity and duration have been relatively short. We believe the name change clarifies how we have historically managed the Fund and intend to do so in the future. We are also pleased to announce that effective August 1st the management fee of our Fund will be reduced to 0.4% from 0.5%. While renaming our Fund will not change the day-to-day process of managing the Fund, the fee reduction will provide immediate and future return enhancement for shareholders.

                The Short-Intermediate Income Fund’s total return for the second quarter of 2006 was +0.4%, which consisted of approximately +0.9% from net interest and dividend income (after deducting fees and expenses) and -0.5% from (net unrealized) depreciation of our bonds and other investments. Our second quarter return was slightly better than the +0.2% return of the Lehman Brothers Intermediate U.S. Government / Credit Index, our Fund’s primary benchmark.

                Total returns for longer periods of time are listed in the table below. Two additional Lehman Brothers Indexes (1-3 and 1-5 year) with a shorter average maturity are included in the table for added perspective, given our Fund’s defensive propensity (i.e., a shorter average maturity than the Lehman Intermediate Index).

	Average Annual Total Returns** (Through 6/30/06)

	1-Year	3-Year	5-Year	10-Year

Short-Intermediate Income Fund	0.7%	2.2%	3.6%	5.4%

Lehman Brothers Intermediate U.S. Government/Credit Index *	-0.2	1.5	4.6	5.8
Lehman Brothers 1-5 Year U.S. Government/Credit Index *	1.1	1.5	4.0	5.4
Lehman Brothers 1-3 Year U.S. Government/Credit Index*	1.9	1.6	3.5	5.0

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers assume reinvestment of dividends and the Fund performance numbers are calculated after deducting fees and expenses.

The following table and chart shows a profile of our portfolio and asset allocation as of June 30:

Average Maturity	3.5 years
Average Duration	3.1 years
Average Coupon	4.3%
30-Day SEC Yield at 6-30-06	4.3%
Average Rating	AAA

40

Overview

                Fixed income investors may be beginning to think they’re stuck in a version of Bill Murray’s movie Groundhog Day where the main character is forced to relive the same day over and over again. For bond investors, that day has been the Federal Reserve’s methodical campaign to raise the Federal Funds rate over the past two years. At every Federal Open Market Committee meeting since June 2004, the Fed has raised the Fed Funds rate by 25 basis points in order to maintain price stability and remove some of the policy accommodation enacted when deflation was a real concern only two years ago.

                The second quarter was no exception and marked the 16th and 17th time the Fed Funds rate was increased, leaving bond investors to wonder when the Fed’s interest-rate tightening cycle will end. It has been as if the Fed, in a version of Punxsutawney Phil, has signaled via higher short-term interest rates that it has seen the economy’s shadow implying a longer winter for fixed-income investors.

                The overall result of this two year progression towards higher interest rates has been meager returns for bond holders, our portfolio included. Interest income has been largely offset with unrealized price declines due to the inverse relationship between yields and bond prices (rising rates result in bond price declines & vice versa). Our portfolio, for instance, is generating a rising level of interest income (due to reinvestment) but much of that is being temporarily offset by an increase in the overall level of interest rates. The good news is we expect to recover substantially all of the recent price declines of our portfolio at maturity (if not before) due to the high-quality nature of our holdings.

                Other highlights of the second quarter included the longest consecutive decline in U.S. Treasury bond prices since 1974 and a reduction in investors’ willingness to assume risk. In June, bond prices fell (yields rose) for nine straight days nearly matching an eleven day stretch during the Arab oil embargo in April 1974. This culminated in a yield curve at quarter end of “5-handles” where yields of U.S. Treasury bonds exceeded 5% for bonds maturing one year or longer. It hasn’t been since early 2001 that coupon returns have exceeded 5% across the entire yield curve.

                The first half of 2006 also witnessed the worst price performance for corporate bonds since 1999 as investors reassessed their willingness to assume credit risk. These credit premiums (the spread to own anything other than U.S. Treasury bonds) have been in a steady decline for a number of years. So while this year’s modest reassessment may create future investment opportunities for our Fund, we believe today’s credit spreads still leave investors with little margin for error. Our investments, therefore, remain concentrated in higher quality bonds (mainly U.S. Treasury, government agency and mortgage-backed securities).

Portfolio Review and Outlook

                Our portfolio was little changed from the previous quarter. We increased modestly our still small corporate bond exposure by adding 2-year (maturity) Wells Fargo bonds and 3-year Six Flags convertible preferreds. We have continued to modestly extend our average duration and maturity to take advantage of improved reinvestment opportunities.

                We remain cautious about the outlook for longer-term bonds (10+ years to maturity). Nevertheless, we have a growing conviction that the prospects for our Fund are more attractive than they have been in several years. We own a portfolio of high-quality, shorter-term bonds whose yields to maturity are meaningfully higher than they were one or two years ago. Since income and its reinvestment are predominant contributors to long-term fixed-income returns, a higher starting point (i.e. fund yield) should contribute significantly to future returns and offset any price impact should rates rise further.

                It also seems increasingly likely that the Federal Reserve’s work of applying the monetary brake to the domestic economy via higher short-term interest rates is closer to the end than the beginning. If so, bond investors might be able to break free from their own version of Groundhog Day where Phil signals spring time and a more favorable investing climate.

41

Government Money Market Fund Overview

                The Government Money Market Fund closed the second quarter with a 7-day effective yield of 4.43%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

                The yield and, hence, return of our Fund continued to move higher in the second quarter. This is a direct byproduct of the decision by the Federal Reserve to continue raising short-term interest rates. Since we invest in ultra high-quality short-term instruments (e.g. U.S Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days, our yield will invariably follow the path dictated by the Federal Reserve’s monetary policy.

                On the surface the economy appears quite healthy. Job creation has been strong and economic growth has been good. However, evidence of a slowdown is beginning to mount. Higher energy costs are crimping consumers and may lead to a spending downturn. The housing market has weakened and consumer discretionary income will be further reduced as over a trillion dollars worth of adjustable-rate mortgage debt will be re-priced higher in the next year. While inflation remains a real concern, it seems plausible that the Fed may soon pause in its now two year process of raising short-term interest rates. This could lead to a flattening out of reinvestment opportunities for our Fund. Therefore, we intend to maintain an average life closer to the ninety day limit to take advantage of today’s higher yields.

                On an administrative note, we are pleased to announce that effective August 1st Weitz & Co. has contractually agreed to lower the cap on the Fund’s expenses to 0.1% from 0.5% through July 2007. This expense reduction will provide immediate and future return enhancement for shareholders.

                If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

42

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND

(Unaudited)

Credit Quality Ratings

U.S. Treasury and Mortgage-Backed Securities	69.2%
Aaa/AAA	22.4
Aa/AA	1.1
A/A	1.4
Baa/BBB	1.2
Ba/BB	1.7
B/B, below, and non-rated	2.2
Cash Equivalents	0.8

100.0%

Sector Breakdown

U.S. Treasury and Government Agency	54.8%
Mortgage-Backed Securities	32.5
Corporate Bonds	7.9
Taxable Municipal Bonds	2.3
Common Stocks	1.1
Short-Term Securities/Other	0.8
Convertible Preferred Stocks	0.6

100.0%

43

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities
June 30, 2006
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 7.9%

Century Communications Sr. Notes 9.5% 3/01/05*	$750,000	$753,750
Telephone & Data Systems, Inc. 7.0% 8/01/06	985,000	985,425
Cox Communications, Inc. 7.75% 8/15/06	1,000,000	1,001,731
Liberty Media Corp. 3.5% 9/25/06	850,000	849,149
Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,000,000	1,018,750
Wells Fargo & Co. 4.125% 3/10/08	1,500,000	1,463,731
Liberty Media Corp. 7.875% 7/15/09	500,000	520,138
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	354,192
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	920,992
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	931,396
Harrah's Operating Co., Inc. 5.375% 12/15/13	750,000	694,369
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,400,361

Total Corporate Bonds (Cost $11,140,313)		10,893,984

MORTGAGE-BACKED SECURITIES — 32.5%(c)

Federal Agency CMO and REMIC — 29.5%

Fannie Mae 5.5% 12/25/26 (0.5 years)	494,150	492,390
Freddie Mac 5.5% 2/15/16 (1.1 years)	1,912,898	1,908,044
Fannie Mae 3.5% 10/25/13 (1.4 years)	1,889,619	1,839,021
Fannie Mae 4.25% 6/25/33 (1.4 years)	700,914	686,997
Fannie Mae 5.0% 3/25/15 (1.4 years)	730,307	723,147
Fannie Mae 4.0% 11/25/13 (2.0 years)	2,000,000	1,954,652
Fannie Mae 5.0% 9/25/27 (2.2 years)	1,480,628	1,456,925
Freddie Mac 4.0% 5/15/19 (2.2 years)	2,817,528	2,729,932
Fannie Mae 6.0% 5/25/31 (2.4 years)	2,183,502	2,184,635
Freddie Mac 5.5% 4/15/24 (2.5 years)	2,000,000	1,984,479
Freddie Mac 4.5% 7/15/27 (3.4 years)	4,000,000	3,860,652
Freddie Mac 4.5% 1/15/10 (3.4 years)	4,250,000	4,117,095
Fannie Mae 5.0% 12/25/15 (3.6 years)	4,000,000	3,918,130
Freddie Mac 4.5% 12/15/15 (3.7 years)	3,000,000	2,893,495
Fannie Mae 4.5% 10/25/17 (3.7 years)	1,151,037	1,107,671
Freddie Mac 5.5% 4/15/18 (3.8 years)	1,986,240	1,966,941
Fannie Mae 4.5% 4/25/17 (4.1 years)	3,000,000	2,877,569
Freddie Mac 4.5% 7/15/17 (5.0 years)	4,000,000	3,802,584

		40,504,359
44

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Agency Mortgage Pass-Through — 3.0%

Fannie Mae 4.0% 8/01/13 (2.9 years)	$857,508	$814,007
Fannie Mae 4.5% 6/01/14 (3.2 years)	1,095,363	1,051,502
Fannie Mae 6.5% 6/01/18 (4.0 years)	54,119	54,840
Freddie Mac 5.0% 6/01/18 (4.5 years)	553,023	533,703
Fannie Mae 5.0% 10/01/18 (4.5 years)	1,775,972	1,714,822

		4,168,874

Total Mortgage-Backed Securities (Cost $46,018,579)		44,673,233

TAXABLE MUNICIPAL BONDS — 2.3%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,103,855
Stratford, Connecticut 6.55% 2/15/13	500,000	521,335
University of California 4.85% 5/15/13	990,000	940,015
King County, Washington 8.12% 12/01/16	500,000	527,235

Total Taxable Municipal Bonds (Cost $3,169,658)		3,092,440

U.S. TREASURY AND GOVERNMENT AGENCY — 54.8%

U.S. Treasury — 36.7%

U.S. Treasury Note 3.75% 3/31/07	3,000,000	2,967,189
U.S. Treasury Note 3.5% 5/31/07	3,000,000	2,953,362
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,968,672
U.S. Treasury Note 3.375% 2/15/08	3,000,000	2,916,798
U.S. Treasury Note 3.75% 5/15/08	3,000,000	2,925,120
U.S. Treasury Note 4.125% 8/15/08	2,000,000	1,961,486
U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,741,410
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,813,556
U.S. Treasury Note 3.625% 7/15/09	3,000,000	2,875,665
U.S. Treasury Note 4.0% 3/15/10	10,000,000	9,632,430
U.S. Treasury Note 5.0% 8/15/11	3,000,000	2,991,915
U.S. Treasury Note 4.375% 8/15/12	5,000,000	4,811,330
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,180,420	2,105,298
U.S. Treasury Note 4.25% 8/15/14	5,000,000	4,710,355

		50,374,586

Government Agency — 18.1%

Federal Home Loan Bank 2.45% 3/23/07	2,000,000	1,957,194
Fannie Mae 4.25% 12/21/07	2,000,000	1,965,842
Federal Home Loan Bank 3.55% 4/15/08	3,095,000	2,995,784
Fannie Mae 4.08% 6/06/08	4,000,000	3,897,300
45

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency — 18.1% (continued)

Freddie Mac 4.0% 4/28/09	$240,000	$231,255
Freddie Mac 3.25% 7/09/09	1,000,000	940,701
Fannie Mae 4.01% 10/21/09	2,000,000	1,915,044
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,442,581
Fannie Mae 4.125% 4/28/10	2,000,000	1,910,158
Freddie Mac 4.125% 6/16/10	1,000,000	952,991
Federal Home Loan Bank 3.0% 6/30/10(b)	1,000,000	973,106
Freddie Mac 5.5% 9/15/11	1,000,000	1,001,029
Fannie Mae 4.375% 7/17/13	2,000,000	1,864,972
Freddie Mac 5.0% 11/13/14	3,000,000	2,867,004

		24,914,961

Total U.S. Treasury and Government Agency (Cost $77,739,271)		75,289,547

COMMON STOCKS — 1.1%

Newcastle Investment Corp.	30,000	759,600
Redwood Trust, Inc.	15,000	732,450

Total Common Stocks (Cost $1,416,183)		1,492,050

CONVERTIBLE PREFERRED STOCKS — 0.6%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	756,000

SHORT-TERM SECURITIES — 0.0%

Wells Fargo Advantage Government Money Market Fund 5.0%(a) (Cost $37,709)	37,709	37,709

Total Investments in Securities (Cost $140,336,205)		136,234,963
Other Assets Less Other Liabilities — 0.8%		1,090,314

Net Assets — 100%		$137,325,277

Net Asset Value Per Share		$11.19

*	Non-income producing – issuer in default.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2006.

(b)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of June 30, 2006.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
46

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities
June 30, 2006
(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 85.7%†

U.S. Treasury — 48.5%

U.S. Treasury Bill 4.664% 7/06/06	$14,000,000	$13,991,094
U.S. Treasury Bill 4.805% 7/20/06	12,000,000	11,970,259

		25,961,353
Government Agency — 37.2%

Federal Home Loan Bank Discount Note 4.978% 7/07/06	15,000,000	14,987,800
Federal Home Loan Bank Discount Note 5.389% 9/22/06	5,000,000	4,939,479

		19,927,279

Total U.S. Treasury and Government Agency		45,888,632

SHORT-TERM SECURITIES — 12.2%

Wells Fargo Advantage 100% Treasury Money Market Fund 4.4%(a)	6,543,823	6,543,823

Total Investments in Securities (Cost $52,432,455)		52,432,455
Other Assets Less Other Liabilities — 2.1%		1,129,242

Net Assets — 100%		$53,561,697

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at June 30, 2006.
47

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer
Delmer L. Toebben	Distributor
Wallace R. Weitz	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company

Custodian	Sub-Transfer Agent
Wells Fargo Bank Minnesota,	Boston Financial Data Services, Inc.
National Association

NASDAQ symbols:
Value Fund – WVALX
Partners Value Fund – WPVLX
Hickory Fund – WEHIX
Partners III Opportunity Fund – WPOPX
Balanced Fund – WBALX
Short-Intermediate Income Fund – WEFIX
Government Money Market Fund – WGMXX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

7/28/06